Exhibit 99.1

Satellogic Finalizes Move to U.S. Jurisdiction to Strengthen Market Position and Investor Access

New York, NY – On March 26, 2025, Satellogic Inc. (NASDAQ: SATL) (the “Company”), consummated its previously announced domestication, pursuant to which the Company changed its jurisdiction of incorporation, domesticating as a corporation incorporated under the laws of the State of Delaware and discontinuing as a business company with limited liability incorporated under the laws of the British Virgin Islands. The Company’s business, assets and liabilities on a consolidated basis, as well as its Board of Directors, the Company’s executive officers, principal business locations (other than its principal executive office) and fiscal year, were the same immediately after the domestication as they were immediately prior to the domestication. Additionally, the Company’s Class A common stock will continue to trade under the ticker symbol “SATL” and its publicly-traded warrants will continue to trade under the ticker symbol “SATLW.”

“We are incredibly excited about the strategic realignment of Satellogic as a U.S. company,” said Emiliano Kargieman, the Company’s Chief Executive Officer. “We believe this realignment provides better visibility to our investors and customers and better positions the Company to capture high value growth opportunities as it relates to competing for U.S. and allied government contracts.”

About Satellogic

Founded in 2010 by Emiliano Kargieman and Gerardo Richarte, Satellogic (NASDAQ: SATL) is the first vertically integrated geospatial company, driving real outcomes with planetary-scale insights. Satellogic is creating and continuously enhancing the first scalable, fully automated EO platform with the ability to remap the entire planet at both high-frequency and high-resolution, providing accessible and affordable solutions for customers.

Satellogic’s mission is to democratize access to geospatial data through its information platform of high-resolution images to help solve the world’s most pressing problems including climate change, energy supply, and food security. Using its patented Earth imaging technology, Satellogic unlocks the power of EO to deliver high-quality, planetary insights at the lowest cost in the industry.

With more than a decade of experience in space, Satellogic has proven technology and a strong track record of delivering satellites to orbit and high-resolution data to customers at the right price point.

To learn more, please visit: http://www.satellogic.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. federal securities laws. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on Satellogic’s current expectations and beliefs concerning future developments and their potential effects on Satellogic and include statements concerning Satellogic’s strategic realignment as a U.S. company, the visibility and high growth opportunities it will provide in connection therewith. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Satellogic. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) our ability to generate revenue as expected, (ii) our ability to effectively market and sell our EO services and to convert contracted revenues and our pipeline of potential contracts into actual revenues, (iii) risks related to the secured convertible notes, (iv) the potential loss of one or more of our largest customers, (v) the considerable time and expense related to our sales efforts and the length and unpredictability of our sales cycle, (vi) risks and uncertainties associated with defense-related contracts, (vii) risk related to our pricing structure, (viii) our ability to scale production of our satellites as planned, (ix) unforeseen risks, challenges and uncertainties related to our expansion into new business lines, (x) our dependence on third parties to transport and launch our satellites into space, (xi) our reliance on third-party vendors and manufacturers to build and provide certain satellite components, products, or services, (xii) our dependence on ground station and cloud-based computing infrastructure operated by third parties for value-added services, and any errors, disruption, performance problems, or failure in their or our operational infrastructure, (xiii) risk related to certain minimum service requirements in our customer contracts, (xiv) market acceptance of our EO services and our dependence upon our ability to keep pace with the latest technological advances, (xv) competition for EO services, (xvi) challenges with international operations or unexpected changes to the regulatory environment in certain markets, (xvii) unknown defects or errors in our products, (xviii) risk related to the capital-intensive nature of our business and our ability to raise adequate capital to finance our business strategies, (xix) substantial doubt about our ability to continue as a going concern, (xx) uncertainties beyond our control related to the production, launch, commissioning, and/or operation of our satellites and related ground systems, software and analytic technologies, (xxi) the failure of the market for EO services to achieve the growth potential we expect, (xxii) risks related to our satellites and related equipment becoming impaired, (xxiii) risks related to the failure of our satellites to operate as intended, (xxiv) production and launch delays, launch failures, and damage or destruction to our satellites during launch, and (xxv) the impact of natural disasters, unusual or prolonged unfavorable weather conditions, epidemic outbreaks, terrorist acts, and geopolitical events (including the ongoing conflicts between Russia and Ukraine, in the Gaza Strip, and the Red Sea region) on our business and satellite launch schedules. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Satellogic’s Annual Report on Form 20-F and other documents filed or to be filed by Satellogic from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Satellogic assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Satellogic can give no assurance that it will achieve its expectations.

Media Contacts

Satellogic, Inc.

Ryan Driver, VP of Strategy & Corporate Development

pr@satellogic.com